INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
             Proxy State Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.1)

Filed by the Registrant [X}
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ]  Confidential, For Use of the
                                                  Commission Only (as permitted
                                                  by Rule14A-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12


                     DEMARCO ENERGY SYSTEMS OF AMERICA, INC.
                    ----------------------------------------
                (Name of Registrant as Specified in Its Charter)

 _______________________________________________________________________________
        (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box):
        [X]  No Fee Required.
        [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1) Title of each class of securities to which transaction applies:

 _______________________________________________________________________________
        (2)  Aggregate number of securities to which transaction applies:

 _______________________________________________________________________________
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

 _______________________________________________________________________________
        (4)  Proposed maximum aggregate value of transaction:

 _______________________________________________________________________________
        (5)  Total fee paid:

 _______________________________________________________________________________
        [ ]  Fee paid previously with preliminary materials:

 _______________________________________________________________________________
        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)  Amount previously paid:

 _______________________________________________________________________________
        (2)  Form, Schedule or Registration Statement No.:

 _______________________________________________________________________________
        (3)  Filing Party:

 _______________________________________________________________________________
        (4)  Date Filed:

 _______________________________________________________________________________

                     DEMARCO ENERGY SYSTEMS OF AMERICA, INC.

                           12885 Hwy. 183, Ste. 108-A
                               Austin, Texas 78750
                                 (512) 335-1494

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 20, 2002

                                 ---------------


To the Shareholders of
   DEMARCO ENERGY SYSTEMS OF AMERICA, INC.


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of DeMarco Energy Systems of America, Inc. (the "Company"), a Utah corporation, will be held at the Holiday Inn Northwest, 8901 Business Park Drive, Austin, Texas, on Friday, December 20, 2002, at 2:00 p.m., Austin, Texas time, for the following purposes:

         1. To elect four (4) directors to serve until the next succeeding annual meeting and until their respective successors are elected and qualified;

         2. To ratify the appointment by the Board of Directors of Sprouse & Anderson, LLP as independent certified public accountants of the Company for the fiscal year ending June 30, 2003; and

         3. To transact such other business as properly may come before the meeting or any adjournment thereof.

         The close of business on October 10, 2001 has been fixed by the Board of Directors as the record date for the Annual Meeting. Only shareholders of record on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof, notwithstanding transfer of any stock on the books of the Company after such record date. The stock transfer books will not be closed.

         A Proxy Statement, a form of Proxy and the Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission with respect to the Company's operations during the fiscal year ended June 30, 2002, accompany this notice.

         This Proxy Statement and Proxy supercedes and replaces the previous Proxy Statement and Proxy sent on October 21 for the proposed November 22 meeting, which was postponed. All shareholders, including those who previously returned the earlier Proxy, must execute and return the enclosed Proxy in order to be represented at the annual meeting.


         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. IF YOU DO NOT EXPECT TO ATTEND IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED FORM OF PROXY AND RETURN IT TO THE ADDRESS SET FORTH ON THE REVERSE SIDE OF THE PROXY. SHAREHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                                   By Order of the Board of Directors

                                            BRIAN WINTEROWD
                                               Secretary
November 26, 2002

                     DEMARCO ENERGY SYSTEMS OF AMERICA, INC.

                           12885 Hwy. 183, Ste. 108-A
                               Austin, Texas 78750
                                 (512) 335-1494

                                 ---------------

                                 PROXY STATEMENT

                     For the Annual Meeting of Shareholders
                         To be Held on December 20, 2002

                             SOLICITATION OF PROXIES

         This Proxy Statement is furnished to shareholders of DeMarco Energy Systems of America, Inc., a Utah corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors to be voted at the Annual Meeting of Shareholders of the Company to be held at the Holiday Inn Northwest, 8901 Business Park Drive, Austin, Texas, on Friday, December 20, 2002, at 2:00 p.m., Austin, Texas time, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. References herein to the "Company" include its subsidiary, unless the context otherwise requires.

         This Proxy Statement and form of Proxy are being mailed to shareholders on or about November 26, 2002. If the enclosed form of Proxy is executed and returned, it may nevertheless be revoked by the shareholder at any time by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. A shareholder who attends the meeting in person may revoke his or her proxy at that time and vote in person if so desired. All proxies duly signed, dated, and returned will be voted as specified therein, but unless otherwise specified, will be deemed to grant authority to vote:

         (1)    FOR  the  election  of   the  four  (4)  nominees  listed  under
"Election of  Directors"  as nominees of the Company for election as  directors;
and

         (2) FOR the ratification of the appointment by the Board of Directors of Sprouse & Anderson, LLP as independent certified public accountants of the Company for the fiscal year ending June 30, 2003.

         The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. The Company is unaware of any additional matters not set forth in the Notice of Annual Meeting of Shareholders that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting and presented for a vote of the shareholders, the persons named in the Proxy will vote in accordance with their best judgment upon such matters, unless otherwise restricted by law.

         This Proxy Statement and Proxy supercedes and replaces the previous Proxy Statement and Proxy sent on October 21 for the proposed November 22 meeting, which was postponed. All shareholders, including those who previously returned the earlier Proxy, must execute and return the enclosed Proxy in order to be represented at the annual meeting.

         The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may also be solicited by personal interview, facsimile transmission, and telephone by directors, officers, employees, and agents of the Company. The Company will also supply brokers, nominees, or other custodians with the numbers of Proxy forms, Proxy Statements, and Annual Reports on Form 10-KSB they may require for forwarding to beneficial owners, and the Company will reimburse such persons for their expense in so doing.

                OUTSTANDING CAPITAL STOCK AND STOCK OWNERSHIP OF
                      DIRECTORS, CERTAIN EXECUTIVE OFFICERS
                           AND PRINCIPAL SHAREHOLDERS


         The record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting has been established by the Board of Directors as the close of business on October 10, 2002. As of September 30, 2002, the Company had issued and outstanding and entitled to vote at the Annual Meeting 33,082,162 shares of Common Stock, par value $.001 per share ("Common Stock"). (For a description of the voting rights of the Common Stock, see "Quorum and Voting" herein.)

         The following table sets forth information as of September 30, 2002, regarding the beneficial ownership of the Company's Common Stock by each person or group known by management of the Company to own more than five percent of the outstanding shares of Common Stock of the Company, by each of the Company's executive officers named in the Summary Compensation Table below, by each of the Company's directors and by all of its directors and executive officers as a group.

                                                                Shares of Common Stock Beneficially
                                                                Owned and Percentage of Outstanding
                                                                           Shares as of
                                                                        September 30, 2002

                Name                                                  Number           Percent
                ----                                                ----------        ---------
Victor DeMarco, President and Director (1)                          11,113,887          21.9%
William Berry, Chief Financial Officer, Treasurer and Director         811,947           1.6%
Brian Winterowd, Chief Operating Officer, Secretary and Director     1,097,000           2.2%
Robin Jones, Director                                                  417,200           0.8%
AJW Partners, LLC (2)                                                5,127,026          10.1%
New Millennium Capital Partners, II, LLC (2)                         5,127,026          10.1%
Pegasus Capital Partners, LLC (3)                                    1,831,487           3.6%
AJW/New Millennium Offshore Ltd. (4)                                 6,410,256          12.6%
Executive Officers and Directors as a Group (4 persons)             13,440,034          26.4%

There are currently no outstanding options or warrants to purchase shares of our stock.

(1) Victor DeMarco personally controls 11,003,887 shares and Mary DeMarco, his spouse, controls 110,000 shares.

(2) Includes 375,000 shares owned and 2,462,641 shares issuable upon conversion of 10% Secured Convertible Debentures dated September 26, 2000 assuming a conversion price of $0.078 per share and 2,289,385 shares issuable upon conversion of 10% Secured Convertible Debentures dated March 26, 2002 assuming a conversion price of $0.078 per share.

     AJW Partners, LLC is a private investment fund that is owned by all of its investors and managed by SMS Group, LLC. SMS Group, LLC, of which Mr. Corey
     S. Ribotsky is the fund manager, has voting and investment control over the shares listed above owned by AJW Partners, LLC.

     New Millennium Capital Partners II, LLC is a private investment fund that is owned by all of its investors and managed by First Street Manager II, LLC. First Street Manager II, LLC, of which Mr. Corey S. Ribotsky is the fund manager, has voting and investment control over the shares listed above owned by New Millennium Capital Partners II, LLC.

(3)  Includes   1,831,487   shares  issuable  upon  conversion  of  10%  Secured
     Convertible Debentures dated March 26, 2002 assuming a conversion price of $0.078 per share.

     Pegasus Capital Partners, LLC is a private investment fund that is owned by all of its investors. Mr. Corey S. Ribotsky is the fund manager, and has voting and investment control over the shares listed above owned by Pegasus Capital Partners, LLC.

(4)  Includes   6,410,256   shares  issuable  upon  conversion  of  10%  Secured
     Convertible Debentures dated March 26, 2002 assuming a conversion price of $0.078 per share.

     AJW/New Millennium Offshore Ltd. is a private investment fund that is owned by all of its investors. Mr. Corey S. Ribotsky is the fund manager, and has voting and investment control over the shares listed above owned by AJW/New Millennium Offshore Ltd.

         Section 16(a)     Beneficial Ownership Reporting Compliance.

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file reports relating to their ownership and change in ownership of the Company's Common Stock with the Securities and Exchange Commission and the NASD. The Company is unaware of any officers and directors of the Company who failed to timely file a Form 4 or Form 5 in connection with their purchase or sale of Common Stock.


                                QUORUM AND VOTING

         The presence, in person or by proxy, of the holders of a majority of the voting power of the outstanding shares of Common Stock of the Company entitled to vote is necessary to constitute a quorum at the meeting. The affirmative vote of a majority of the voting power represented at the meeting, present in person or represented by proxy, and entitled to vote is required for the election of directors. A holder of shares of Common Stock will be entitled to one vote per share of Common Stock as to each matter properly brought before the meeting. Cumulative voting is not permitted in the election of directors. Abstentions and votes "withheld" are included in the determination of the number of shares present at the meeting for purposes of determining a quorum. Broker non-votes are counted for purposes of determining whether a quorum is present on any particular matter only if authority to vote on the matter is granted by the respective proxy. Abstentions and broker non-votes have the effect of negative votes on matters requiring approval of a specified percentage of the outstanding shares. For matters requiring approval by the holders of a specified percentage of the voting power represented at the meeting and entitled to vote, abstentions will have the effect of negative votes but broker non-votes will have no effect.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         Four (4) directors will be elected at the Annual Meeting for terms expiring at the next Annual Meeting. The directors will continue to serve until their respective successors are duly elected and qualified.

         Shares represented by proxies returned duly executed will be voted, unless otherwise specified, in favor of the four (4) nominees for the Board of Directors named below. The proxies cannot be voted for more than four (4) nominees. The nominees have indicated that they are able and willing to serve as directors. If any (or all) such persons should be unable to serve, the persons named in the enclosed proxy will vote the shares covered thereby for such substitute nominee (or nominees) as the Board of Directors may select. Shareholders may withhold authority to vote for any nominee by striking a line through the name of such nominee in the space provided for such purpose on the form of Proxy.

Nominees for Directors

         Victor M. DeMarco, President, age 39, served as Executive Vice President of DeMarco Energy Systems from 1990 to 1992. He was appointed President and Chief Executive Officer in 1992. He became Chairman of the Board in 1999 upon the death of the then Chairman Louis DeMarco. He relinquished his Chief Executive Officer and Chairman titles upon the appointment of Mr. Winterowd to the position of Chief Operating Officer and William Berry to the position of Chairman. He has been employed by DeMarco Energy Systems of America, Inc. for more than 15 years. During that time, Mr. DeMarco has been involved with research of geothermal heat pumps and related technology, resulting in an experienced working knowledge of geothermal heat pump applications ranging from manufacturing and installation to sales and marketing of the Energy Miser systems. Mr. DeMarco has been cited in numerous industry trade publications, television interviews, news papers, as well as serving as an advisor for the Geothermal Heat Pump Consortium. Mr. DeMarco majored in marketing and finance at Texas Technological University in Lubbock, Texas.

         Mr. Brian Winterowd, Chief Operating Officer and Secretary, joined the Board of Directors in November 2002 as Secretary of the Board. Mr. Winterowd, age 45, is the president and sole owner of Landscape Concepts, Inc. of Austin, Texas since 1987. He has been a shareholder of DeMarco Energy for a number of years and brings many years of business management experience to the company. He graduated from Kansas State University in 1983 with a Masters in Business Administration.

         Mr. Robin Jones joined the Board of Directors in November 2002 as Vice Chairman. Mr. Jones, age 40, graduated from Angelo State University in 1984 with a Bachelors in Business Administration in finance and real estate. He obtained his real estate broker's license in 1986. He currently owns a granite slab company, Legacy Stone, that he opened in 2000 and the real estate/investment company, R.Jones & Associates, which he opened in 1986.

         William Berry, Chief Financial Officer and Treasurer, was appointed to the Board of Directors in April 2002. In November 2002 he was appointed Chairman of the Board. Mr. Berry, age 55, graduated from the University of Texas at Austin in January 1970, with a Bachelors of Business Administration and a major in accounting. He was employed by a regional accounting firm located in Mineral Wells, Texas and Dresser Industries from 1970 to September 1977. He became a Certified Public Accountant in August 1977, and joined the family accounting business in September 1977. Mr. Berry still operates this accounting practice, which has been in existence since 1958.

         The Board of Directors met 16 times during fiscal year 2002. No director (other than Mr. Winterowd and Mr, Jones who joined the Board of Directors subsequent to those meetings) attended fewer than 75 percent of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees of the Board on which he or she served.

         The Company has not established an Executive Committee, an Audit Committee or a Compensation Committee. Only one of the Directors, Mr. Jones, would qualify as an "independent director" under NASD rules.

         During the last five years, no officers or directors have been involved in any legal proceedings, bankruptcy proceedings, criminal proceedings or violated any federal or state securities or commodities laws or engaged in any activity that would limit their involvement in any type of business, securities or banking activities.


                                  PROPOSAL TWO

                      RATIFICATION OF SELECTION OF AUDITOR

         The Board of Directors has selected Sprouse & Anderson, LLP as independent certified public accountants to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2003, and has determined that it would be desirable to request that the shareholders ratify such selection. The affirmative vote of a majority of the outstanding shares of Common Stock present at the Annual Meeting in person or by proxy is necessary for the ratification of the appointment by the Board of Directors of Sprouse & Anderson, LLP as independent certified public accountants. Representatives of Sprouse & Anderson, LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

         While shareholder ratification is not required for the selection of Sprouse & Anderson, LLP since the Board of Directors has the responsibility for selecting the Company's independent certified public accountants, the selection is being submitted for ratification at the Annual Meeting with a view towards soliciting the shareholders' opinions, which the Board of Directors will take into consideration in future deliberations.

         The Board of Directors recommends a vote FOR the ratification of Sprouse & Anderson, LLP as independent certified public accountants of the Company for the fiscal year ending June 30, 2003.


                        EXECUTIVE OFFICERS OF THE COMPANY

         The executive officers of the Company are as follows:

         Name                 Age    Position with Company
         ----                 ---    ---------------------
         Victor M. DeMarco    39     Director and President
         William Berry        55     Chairman of the Board, Chief Financial
                                       Officer and Treasurer
         Brian Winterowd      45     Director, Chief Operating Officer and
                                       Secretary

         Mr. John Adams served as Vice-President of Marketing and as a Director from November 2000 until his resignation in April 2002 to pursue other business interests.

         Information concerning the business experience of Mr. DeMarco, Mr. Berry and Mr. Winterowd is provided under the caption "Election of Directors" above.

         All executive officers are elected annually by the Board of Directors to serve until the next annual meeting of the Board of Directors and until their respective successors are chosen and qualified.


                    EXECUTIVE COMPENSATION AND OTHER MATTERS

         The following information summarizes annual and long-term compensation for services in all capacities to the Company for the fiscal years ended June 30, 2002, 2001 and 2000 of the President during those respective years. No other executive officer of the Company earned $100,000 or more during those fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                              Long-Term
                                                             Compensation
                                     Annual Compensation        Awards
                                    ---------------------    ------------
                                                              Securities
                                                              Underlying      Stock       All Other
 Name and                                           Bonus      Options        Grants     Compensation
 Principal Position        Year     Salary ($)       ($)         (#)          ($)(1)        ($)(2)
 ------------------        ----     ---------       -----    ------------     ------     ------------
 Victor DeMarco            2002     $ 60,000 (1)      $0          $0            $0             $0
 President, Director       2001     $175,000          $0          $0            $0             $0
                           2000     $ 45,600          $0          $0            $0             $0

 (1) Effective April 1, 2002, Mr. DeMarco voluntarily reduced his annual compensation from $175,000 to $60,000 until such time as it can be funded out of future operations.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides information regarding options to purchase Common Stock of the Company granted during the fiscal year ended June 30, 2002 to the Named Executive Officers.

                                                   Percent of
                        No. of Securities         Total Options
                        Underlying Options     Granted to Employees     Exercise Price     Expiration
        Name               Granted (#)          in Fiscal Years (1)       Per Share           Date
 -----------------      ------------------     --------------------     --------------     ----------
 Victor M. DeMarco              -0-                      -                    -                -
 William Berry                  -0-                      -                    -                -
 Brian Winterowd                -0-                      -                    -                -


                         AGGREGATED OPTION EXERCISES IN
               LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         The President, Chief Operating Officer and the Chief Financial Officer did not exercise options to purchase Common Stock in fiscal 2002. The following table sets forth certain information with regard to the outstanding options to purchase Common Stock as of the end of the year ended June 30, 2002 for the person named in the Summary Compensation Table above.

                            Shares
                         Acquired on      Value
 Name                    Exercise (#)  Realized($)   Exercisable   Unexercisable   Exercisable   Unexercisable
 -----------------       ------------  -----------   -----------   -------------   -----------   -------------
                                                        Number of Securities
                                                       Underlying Unexercised         Value of Unexercised
                                                         Options at Fiscal            In-the-Money Options
                                                            Year-End(#)             At Fiscal Year-End($)(1)
                                                       ----------------------       ------------------------
 Victor M. DeMarco           -0-           -0-           -0-            -0-            -0-            -0-
 William Berry               -0-           -0-           -0-            -0-            -0-            -0-
 Brian Winterowd             -0-           -0-           -0-            -0-            -0-            -0-


Compensation of Directors

         Outside directors do not currently receive any cash compensation for service as a director. Employee directors of the Company do not receive additional compensation for their services as directors.


Certain Transactions

         Mr. Victor DeMarco, our controlling shareholder and Chief Executive Officer had loaned us, in prior years, approximately $99,000 to cover certain indebtedness of ours which he had personally guaranteed. We recorded a note payable to him for that amount. On September 29, 2000, Mr. DeMarco converted this debt into 1,650,000 shares of the Company's Common Stock at a conversion price of $0.06 per share. As of December 31, 2001, Mr. DeMarco has loaned us additional monies in the amount of $159,000 in order to fund our operations.

         During the quarter ended March 31, 2002, Mr. DeMarco converted this entire prior debt into 3,174,940 shares of our Common Stock at a conversion price of $0.05 per share. As of June 30, 2002 we are indebted to Mr. DeMarco in an amount of $66,800 for various loans and his deferral of salary.

         Mr. DeMarco's conversion prices were based on the lowest market offer price for shares of the Common Stock during the year preceding the conversions and were more favorable to Mr. DeMarco than could have been obtained from unaffiliated third parties.

                           ANNUAL REPORT ON FORM 10-K

         UPON WRITTEN REQUEST OF ANY BENEFICIAL SHAREHOLDER OR SHAREHOLDER OF RECORD, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2002 (INCLUDING THE EXHIBITS, FINANCIAL STATEMENTS, AND THE SCHEDULES THERETO) REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, MAY BE OBTAINED, WITHOUT CHARGE, FROM BRIAN WINTEROWD, SECRETARY, 12885 HWY. 183, STE. 108-A, AUSTIN, TEXAS 78750. A COPY OF SUCH FORM 10-KSB ACCOMPANIED THIS PROXY STATEMENT SENT TO SHAREHOLDERS IN CONNECTION WITH THE ANNUAL MEETING.


                              SHAREHOLDER PROPOSALS

         Shareholder proposals to be presented at the 2003 Annual Meeting of Shareholders, for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting, must be received by the Company at its offices in Austin, Texas, addressed to the Secretary of the Company, not later than June 30, 2003. Such proposals must comply with the Bylaws of the Company and the requirements of Regulation 14A of the Securities Exchange Act of 1934.


                                  OTHER MATTERS

         At the date of this Proxy Statement, management was not aware that any matters not referred to in this Proxy Statement would be presented for action at the meeting. If any other matters should come before the meeting, the persons named in the accompanying form of Proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.


                                           By Order of the Board of Directors


                                           /s/ Brian Winterowd
                                           -------------------
                                           Brian Winterowd
                                           Secretary

Dated:  November 26, 2002

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                                      PROXY
           THIS PROXY IS SOLICTED ON BEHALF OF THE BOARD OF DIRECTORS
                   OF DEMARCO ENERGY SYSTEMS OF AMERICA, INC.

         The undersigned hereby appoints: Brian Winterowd and William Berry, as proxies, and hereby authorizes each of them to represent and to vote, as designed on the reverse side, all of the shares of Common Stock of DeMarco Energy Systems of America, Inc. held of record by the undersigned on October 10, 2002 at the Annual Meeting of Shareholders to be held on December 20, 2002, or any adjournment thereof.

         The Board of Directors recommends that you vote FOR the nominees and the proposals listed hereon. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR the nominees and the proposals.

(Please see reverse side)

1.    To elect four (4) Directors.

                                                         WITHOLD
               FOR all nominees                         AUTHORITY
                 listed below                         to vote for all
              (except as marked                          nominees
                 to contrary)                          listed below

                     | |                                   | |


INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

Victor M. DeMarco,  William Berry,  Brian Winterowd,  Robin Jones

2. Proposal to ratify the Board of Directors selection of Sprouse & Anderson, LLP as independent auditors.


                  FOR                AGAINST                ABSTAIN

                  | |                  | |                    | |

3. In their direction to vote upon such other business as may properly come before the meeting.


DATED:_____________________________, 2002.




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 _______________________________________________________________________________
                           (SIGNATURE OF SHAREHOLDER)


 _______________________________________________________________________________
                           (SIGNATURE IF HELD JOINTLY)


Please sign exactly as name appears hereon. When shares are held by joint tenants both should sign. when signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other officer. If a partnership, please sign in partnership name by authorized person.








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